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                                                                    EXHIBIT 10.2

                      RESTRICTED STOCK PURCHASE AGREEMENT

     THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this 30th day of April, 1999, between RUNECRAFT LIMITED, a corporation organized under the laws of the United Kingdom, whose principal place of business is Unit 44/45, Batley Business and Technology Centre, Batley, West Yorkshire WF17 6ER, Company Registration Number 3349033 (hereinafter referred to as "Purchaser"), and INTERPLAY ENTERTAINMENT CORP., a Delaware corporation, whose principal place of business is 16815 Von Karman Avenue, Irvine, California 92606 (hereinafter referred to as the "Company").

     A. WHEREAS, the Company and Purchaser have entered into that certain Multi-Product Agreement of even date herewith (the "Multi-Product Agreement"), pursuant to which Purchaser agreed to develop certain property on a work-for-hire basis for the Company in exchange for, among other things, Common Stock of the Company.

     B. WHEREAS, this Agreement is intended to effect the issuance of such Common Stock pursuant to the Multi-Product Agreement.

     C. WHEREAS, the board of directors of the Company has determined that the fair market value as of the date hereof is Two and One-Sixteenth Dollars ($2.0625) per share (the "Fair Market Value per Share").

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

     1.  DEFINITIONS.  All capitalized terms not otherwise defined herein shall
         -----------
have their meanings as set forth in the Multi-Product Agreement.

     2.  ISSUANCE OF SHARES.  The Company hereby sells to Purchaser and
         ------------------
Purchaser hereby purchases from the Company an aggregate of Four Hundred Eighty-Four Thousand Eight Hundred Forty-Eight (484,848) shares of Common Stock, $.001 par value, of the Company (the "Shares"), subject to the terms and conditions herein set forth.

     3.  CONSIDERATION.  In exchange for the Shares, Purchaser shall perform its
         -------------
obligations under the Multi-Product Agreement.

     4.  VESTED AND NONVESTED SHARES DEFINED.  Certain of the Shares owned by
         -----------------------------------
the Purchaser shall be subject to (a) restrictions on transfer and (b) the right and option of the Company to purchase the Shares as set forth herein. Hereinafter, the Shares which are not subject to such restrictions and right of the Company to purchase the Shares are sometimes referred to as "Vested Shares," and the Shares which are not so vested are sometimes referred to as the "Nonvested Shares". For purposes of this Agreement, the Shares shall vest and become Vested Shares in accordance with the following: upon the Company's Acceptance of each Product, 10% of the Shares originally issued to Purchaser hereunder shall become Vested Shares. Fractional Shares shall be rounded to the nearest whole number and half Shares shall be rounded up to the nearest whole number.
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     5.  RESTRICTIONS ON TRANSFER.  The Nonvested Shares shall not be sold,
         ------------------------
exchanged, transferred, pledged, hypothecated or otherwise disposed of, shall not be assigned or transferred, directly or indirectly and shall not be subject to execution, attachment or similar process, and any attempted sale or other disposition shall be null and void.

     6.  RIGHT OF PURCHASE.
         -----------------

         a. In the event the Company exercises one of its Stock Repurchase Options resulting from a Delayed Delivery, a Missed Delivery, or a Cancelled Product, the Company, or its assignees, shall have an unconditional option to purchase from the Purchaser 10% of the Shares originally issued to Purchaser hereunder. The purchase price to be paid by the Company for such Shares shall be $0.001 per Share. Such option shall be exercised in accordance with Section 6(b) of this Agreement.

         b. For ninety (90) days after the date a Stock Repurchase Option arises, the Company, or its assignees, shall have the right to repurchase all or any part of such Shares resulting from the application of Section 6(a) by giving the Purchaser and/or any other person obligated to transfer the Shares written notice of the number of such Shares which the Company desires to purchase. The Company shall deliver to the Purchaser and/or any other person obligated to transfer the Shares, within such ninety (90) day period, a written notice indicating the number of Shares to be purchased by the Company, or its assignees. In the event that the Company, or its assignees, does not elect to exercise such Stock Repurchase Option under the terms of this Agreement and the Multi-Product Agreement within the above period, such Stock Repurchase Option shall expire. Such expiration shall not affect any other Stock Repurchase Options which the Company may have or obtain under the Multi-Product Agreement.

         c. In the event that the Company, or its assignees, has elected to exercise a Stock Repurchase Option as to part or all of the Shares within the period described above, the Company shall notify the Purchaser and/or any other person obligated to transfer the Shares as set forth in Section 6(b) above within the period described above and the Purchaser or such other person shall deliver to the Company, or its assignees, certificate(s) representing the Shares to be acquired by the Company within ten (10) days following the date of the notice from the Company, if in Purchaser's or such person's possession. The Company, or its assignees, shall deliver to the Purchaser against delivery of the Shares, checks of the Company, or its assignees, payable to the Purchaser and/or any other person obligated to transfer the Shares in the aggregate amount of the purchase price to be paid as set forth in Section 6(a) above or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or any combination thereof.

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     7.  S-3 REGISTRATION.
         ----------------

         a. The Company shall use its best efforts to register all of the Shares on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission) and undertake any related qualification or compliance prior to August 31, 1999. The Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 7: (a) if Form S-3 is not available for such offering by the Company; (b) if the Company shall furnish to Purchaser a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days; provided, however, that the Company shall not utilize this right more than once; or (c) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         b. The Company will use its best efforts to maintain the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Shares are being offered.

         c.  Indemnification of Purchaser.
             ----------------------------

             (1) The Company will indemnify and hold harmless Purchaser from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which it becomes subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse Purchaser for any legal or other expenses reasonably incurred by it, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or
(iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 7(c) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by or on behalf or Purchaser, expressly for use therein. Promptly after receipt by Purchaser of notice of the commencement of any action in respect of which indemnity may be sought against the Company, Purchaser will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Purchaser shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of Purchaser by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between Purchaser and the Company, in which case the Company shall pay, as incurred, the fees and expenses of such separate counsel.

             (2) The Company shall not be liable to indemnify any person under this Section 7(c) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of Purchaser (which

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approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          d.  Indemnification of Company.  Purchaser will indemnify and hold
              --------------------------
harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Shares (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by it, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by Purchaser, expressly for use therein; provided, however, that Purchaser's obligations hereunder shall be limited to an amount equal to the proceeds to Purchaser of the shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against Purchaser, the Company will notify Purchaser in writing of the commencement thereof, and Purchaser shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against Purchaser. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of Purchaser would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case Purchaser shall pay, as incurred, the fees and expenses of such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify Purchaser pursuant to Section 7(b), the Company shall have the right to assume the defense of such action, subject to the right of Purchaser to participate therein as permitted by Section 7(b). Purchaser shall not be liable to indemnify any person for any settlement of any such action effected without Purchaser's consent (which consent shall not be unreasonably withheld). Purchaser shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

          e.  Contribution.  If the indemnification provided for in this Section
              ------------
7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in

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connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          f.  Expenses.  The Company shall bear all costs and expenses of the
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registration contemplated by this Agreement, including, but not limited to, printing, reasonable legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriter's commissions or discounts attributable to Purchaser's Shares being offered and sold by Purchaser, or any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

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     8.  LEGENDS.  Each certificate representing the Shares now or hereafter
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owned by the Purchaser shall be endorsed with the following legend:

         "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS IN FAVOR OF THE CORPORATION AND/OR ITS NOMINEE(S), AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT. TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF SAID CORPORATION. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES."

     9.  INVESTMENT REPRESENTATIONS.
         --------------------------

         a. Purchaser represents and warrants that it is acquiring the Shares for its own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "1933 Act").

         b. Purchaser understands that (i) the Shares have not been registered under the 1933 Act in reliance on a specific exemption therefrom, that they must be held by Purchaser indefinitely, and that Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration;
(ii) each certificate representing the Shares will be endorsed with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

         c. Purchaser has been furnished with such materials and has been given access to such information relating to the Company as Purchaser or its qualified representative has requested and Purchaser has been afforded the opportunity to ask questions regarding the Company and the Shares, all as it has found necessary to make an informed investment decision.

         d. Purchaser represents and warrants that it is either an accredited investor within the meaning of Regulation D under the 1933 Act, or by reason of its business or financial experience, or the business or financial experience of its professional advisor, it has the capacity to protect its own interests in connection with this transaction.

     10. DEPOSIT OF SHARES.   Company shall deposit the stock certificate(s)
         -----------------
representing the Shares with Purchaser.

     11. RECAPITALIZATION.  In the event that, as the result of a stock split
         ----------------
or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or

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recapitalization of the Shares, the Purchaser shall be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall be imprinted with the legends provided in Sections 8 and 9 above, and shall be delivered to Purchaser.

     12.  SHARES FREE AND CLEAR.  All Shares purchased by the Company (or its
          ---------------------
assignees) pursuant to Section 6 of this Agreement shall be delivered by the Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement, the Company's Certificate of Incorporation, as amended, and any conditions concerning the Shares imposed pursuant to any applicable provisions of federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of the Shares, free and clear of all claims, liens and encumbrances of every nature (again except for the provisions of this Agreement, the Company's Certificate of Incorporation, as amended, and such securities laws).

     13.  STOP-TRANSFER NOTICES.  The Purchaser understands and agrees that, in
          ---------------------
order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     14.  MISCELLANEOUS
          -------------

          a.  Notices.  Any notice required or permitted to be given to a party
              -------
pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or three (3) days following deposit with an internationally recognized courier service, postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

          b.  Successors and Assigns.  This Agreement and the rights and
              ----------------------
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective permitted successors, assigns and legal representatives.

          c.  Severability.  In the event one or more of the provisions of this
              ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          d.  Amendments and Waivers.  Any amendment or modification of this
              ----------------------
Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the parties hereto. Any party may waive its individual rights hereunder, either prospectively or retroactively, which shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

          e.  Governing Law.  This Agreement is being executed and delivered and
              -------------
is intended to be performed in, and shall be governed by and construed in accordance with, the laws of the State of California.

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          f.  Attorneys' Fees.  If any party shall bring an action in law or
              ---------------
equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees which the other party hereby agrees to pay.

          g.  Entire Agreement.  This Agreement, along with the Multi-Product
              ----------------
Agreement, constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

          h.  Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be an original but all of which together shall constitute one instrument.

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    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year indicated above.

                              COMPANY:

                              INTERPLAY ENTERTAINMENT CORP.


                              By:________________________________

                              Its:_______________________________


                              PURCHASER:

                              RUNECRAFT LIMITED


                              By:________________________________

                              Its:_______________________________

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